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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): December 20, 1996
                                                         -----------------


                         PHYSICIAN SALES & SERVICE, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)




     Florida                         0-23832                 59-2280364
  ---------------                 ------------           -------------------
  (State or other                 (Commission              (IRS Employer
  jurisdiction of                 File Number)           Identification No.)
  incorporation)



             7800 Belfort Parkway, Suite 250, Jacksonville, Florida
      -------------------------------------------------------------------
      32256 (Address, including zip code, of principal executive offices)

                                 (904) 281-0011
              ----------------------------------------------------
              (Registrant's telephone number, including area code)



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ITEM 2.           ACQUISITION OR DISPOSITION OF ASSETS.

         On December 20, 1996, Physician Sales & Service, Inc. ("PSS") completed the merger with Treadway Enterprises, Inc. d/b/a X-Ray of Georgia ("X-Ray") based in Norcross, Georgia pursuant to an Agreement and Plan of Merger dated November 15, 1996, among PSS, X-Ray and PSS Merger Corporation (the "Merger"). The Merger is a stock-for-stock transaction, to be accounted for as a pooling of interests, by issuing an aggregate of 540,996 shares of PSS Common Stock, plus the contingent right to receive up to an additional 52,675 shares of PSS Common Stock pursuant to the terms of an Escrow Agreement under which the former shareholders of X-Ray have agreed to indemnify PSS for certain potential claims. The number of shares of PSS Common Stock issued in the Merger was determined based upon an aggregate purchase price of $11.0 million. As part of the transaction, PSS also assumed and repaid from its cash balances approximately $3.0 million of outstanding indebtedness of X-Ray.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.

         (a) Financial Statements of Business Acquired. The financial statements for the business acquistion referred to in Item 2 above are not included in this Form 8-K report and shall be filed by amendment not later than 60 days after the date of this initial report on Form 8-K as provided by Item 7(a)(4).

         (b) Pro Forma Financial Information. The financial statements for the business acquistion referred to in Item 2 above are not included in this Form 8-K report and shall be filed by amendment not later than 60 days after the date of this initial report on Form 8-K as provided by Item 7(a)(4).

         (c) Exhibits.

         2.1 Agreement and Plan of Merger dated November 15, 1996 by and among Physician Sales & Service, Inc., PSS Merger Corp. and Treadway Enterprises, Inc.


                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          PHYSICIAN SALES & SERVICE, INC.
                                                   (Registrant)



                                        By:        /s/ David A. Smith
                                           -----------------------------------
                                        Title:  Executive Vice President and
                                                Chief Financial Officer

Date:  January 2, 1997



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                                  EXHIBIT INDEX

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         2.1      Agreement and Plan of Merger dated November 15, 1996 by and among Treadway Enterprises, Inc., PSS Merger Corp. and Physician Sales & Service, Inc.,
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